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                                                                    EXHIBIT 10.5

                     RECEIVABLES INTEREST PURCHASE AGREEMENT

                  THIS RECEIVABLES INTEREST PURCHASE AGREEMENT, dated as of August 5, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "ING PURCHASE AGREEMENT"), is entered into by and among HPSC BRAVO FUNDING, LLC, a Delaware limited liability company, as Seller (the "Seller"), HPSC, INC., a Delaware corporation, as Servicer (the "SERVICER"), TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation ("TRIPLE-A"), BNY ASSET SOLUTIONS LLC, a Delaware limited liability company, as back-up servicer (the "Back-up Servicer"), ING CAPITAL LLC ("ING"), a Delaware limited liability company and CAPITAL MARKETS ASSURANCE CORPORATION, a New York stock insurance company ("CAPMAC"), as "Collateral Agent" and as "Administrative Agent" under the Triple-A Purchase Agreement defined below.

                              W I T N E S S E T H:

                  WHEREAS, Triple-A has agreed to purchase from the Seller the Purchased Assets pursuant to the terms of that certain Second Amended and Restated Lease Receivables Purchase Agreement, dated as of August 5, 2002, among the Seller, the Servicer, Triple-A and CapMAC (as amended from time to time, the "TRIPLE-A PURCHASE AGREEMENT"); and

                  WHEREAS, Triple-A desires to sell an interest in the Purchased Assets to ING pursuant to the terms hereof and to use the proceeds therefrom to reduce the Deferred Purchase Price;

                  NOW, THEREFORE, the Seller, the Servicer, Triple-A and ING have agreed to the transfer of the ING Receivables Interest as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. CERTAIN DEFINITIONS. As used in this ING Purchase Agreement or any certificate or other document made or delivered pursuant hereto or thereto, the capitalized terms used herein and therein shall, unless otherwise defined herein or therein, have the meanings assigned to them in the Definitions List attached hereto as Appendix A, the terms of which are incorporated herein by reference (the "DEFINITIONS LIST").

                  SECTION 1.02. ACCOUNTING TERMS. As used herein and in any certificate or other document made or delivered pursuant hereto and thereto, accounting terms not defined in the Definitions List and accounting terms partly defined in the Definitions List to the extent not defined, shall have the respective meanings given to them under GAAP.
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                  SECTION 1.03. OTHER TERMS. (a) All other undefined terms
contained in this ING Purchase Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this ING Purchase Agreement shall refer to this ING Purchase Agreement as a whole and not to any particular provision of this ING Purchase Agreement, and Section, subsection, Schedule and Exhibit references are to this ING Purchase Agreement unless otherwise specified.

                  (c) Capitalized terms used herein shall be equally applicable to both the singular and plural forms of such terms.

                  SECTION 1.04. COMPUTATION OF TIME PERIODS. In this ING Purchase Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall each mean "to but excluding."

                                   ARTICLE II

                        AMOUNT AND TERMS OF THE PURCHASES

                  SECTION 2.01. RECEIVABLES PURCHASE FACILITY. ING shall, subject to the terms and conditions hereinafter set forth, make purchases from Triple-A and the Seller of ING Receivables Interests from time to time on any ING Receivables Interest Purchase Date during the period from the date the conditions precedent in SECTION 3.01 are first satisfied to the ING Amortization Date. Under no circumstances shall ING make any ING Receivables Interest Purchase if, after giving effect to such ING Receivables Interest Purchase, (a) the aggregate outstanding ING Capital hereunder would exceed the least of (i) the ING Facility Limit or (ii) the ING Capital Limit, or (b) the aggregate outstanding Combined Capital would exceed the least of (i) the Combined Facility Limit or (ii) the Combined Capital Limit. The Capital Limit and Combined Capital Limit in effect on any date shall be determined by reference to the most recent Settlement Report delivered by the Seller to Triple-A and ING in accordance with
SECTION 5.02(f) of the Triple-A Purchase Agreement (i) as adjusted (A) on the most recent Settlement Date to reflect additional Eligible Receivables sold on such Settlement Date since the delivery of such Settlement Report and (B) on the most recent ING Receivables Interest Purchase Date to reflect any additional ING Receivable Interest Purchase since the delivery of such Settlement Report, and
(ii) as adjusted on any other date of determination to eliminate from the Discounted Eligible Receivables Balance any Receivables which were Eligible Receivables as of the dates reflected in the Settlement Report but which no longer satisfy the criteria for Eligible Receivables.

                  SECTION 2.02.  MAKING PURCHASES OF RECEIVABLES INTERESTS.

                  (a) SALE NOTICE. Whenever the Seller wishes to have ING Receivables Interests sold to ING, it shall deliver to ING, with a copy to the Collateral Agent and the Administrative Agent, a notice ("ING SALE NOTICE") in substantially the form of EXHIBIT A hereto no later than 10:00 A.M. (New York City time) on the second Business Day


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         immediately prior to the proposed ING Receivables Interest Purchase
         Date, with a copy to Triple-A. Each ING Sale Notice shall be by telephone, telex, telecopy, cable or other facsimile transmission (in the case of any such Sale Notice by telephone, confirmed immediately in writing) and shall specify therein (i) the aggregate initial ING Capital to be funded in connection with such ING Receivables Interest Purchase, (ii) the date of such ING Receivables Interest Purchase and
         (iii) the amount, if any, to be funded pursuant to the Triple-A Purchase Agreement on such date.

                  (b) AMOUNT OF PURCHASED ASSETS; DEFERRED PURCHASE PRICE. The consideration for each ING Receivables Interest Purchase shall consist of ING Capital funded under this ING Purchase Agreement. The amount of the Deferred Purchase Price under the Triple-A Purchase Agreement for the Purchased Assets shall be reduced pursuant to the Triple-A Purchase Agreement to reflect each related ING Receivables Interest Purchase.

                  (c) FUNDING. ING shall, before 3:00 P.M. (New York City time) on the proposed ING Receivables Interest Purchase Date of each ING Receivables Interest Purchase, subject to the applicable conditions set forth in ARTICLE III, on behalf of Triple-A, make available to the Seller a wire transfer of such funds in accordance with the Seller's written wire transfer instructions.

                  (d) CHARACTERIZATION. It is the express intent of the parties hereto that the conveyance of the ING Receivables Interest by Triple-A to ING be construed as a sale of the ING Receivables Interest by Triple-A to ING and not as a pledge of the ING Receivables Interest by Triple-A to ING to secure a debt or other obligation of Triple-A. However, if, notwithstanding the aforementioned intent of the parties, the ING Receivables Interest is held to be property of Triple-A, then,
         (a) it is the express intent of the parties that such conveyance be deemed a pledge of the ING Receivables Interest by Triple-A to ING to secure a debt or other obligation of Triple-A, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction, and (ii) the conveyance provided for herein shall be deemed to be a grant by Triple-A to ING of a security interest in all of Triple-A's right, title and interest in and to the ING Receivables Interest, and all amounts payable to the holder of the ING Receivables Interest in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property. Triple-A shall take such actions, at the expense of the Seller and ING, as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the ING Receivables Interest, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Triple-A does hereby consent to the filing by ING of financing statements to perfect the transactions contemplated hereby without the signature of Triple-A.

                  SECTION 2.03. REDUCTION OF ING CAPITAL. (a) On each Settlement Date, subject to SECTION 5.01, the amount required to be distributed to ING pursuant to clause (ii) of SECTION 2.04 hereof in reduction of ING Capital shall be an amount equal to the excess of ING Capital over the ING Capital Limit, such that, following the application of such payments to outstanding ING Capital, the ING Capital Limit equals or exceeds the outstanding ING Capital.


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                  (b) Immediately upon the consummation of a sale of securities by or on behalf of the Seller or an Affiliate thereof, secured, in whole or in part, by all or a portion of the Purchased Assets, the entire outstanding amount of ING Capital shall be due and payable to ING, PROVIDED, however, that, if the proceeds of such sale are not sufficient to pay all amounts due under the Triple-A Purchase Agreement in connection therewith, the funds shall be paid to the Collateral Agent for distribution in accordance with SECTION 6.11 of the Triple-A Purchase Agreement and such payment shall be subject to the priority of payments and other terms described in SECTION 5.01.

                  SECTION 2.04. PAYMENT DATE ALLOCATIONS. On each Settlement Date, the Administrative Agent shall, subject to SECTION 5.01, distribute to ING, the ING Yield and other ING Obligations, to the extent payable pursuant to
SECTION 6.11 of the Triple-A Purchase Agreement, to be applied by ING as follows:

                  (i)      To pay ING Yield;

                  (ii)     To repay ING Capital; and

                  (iii) To pay any other ING Obligations which may be due and owing at such time.

                  SECTION 2.05. PAYMENTS AND COMPUTATIONS, ETC. All amounts to be distributed by the Administrative Agent hereunder shall, subject to SECTION 5.01, be distributed by the Administrative Agent pursuant to SECTION 6.11 of the Triple-A Purchase Agreement in immediately available funds to ING not later than 2:00 P.M. (New York City time) on the date on which payable. Payments received by ING after such time shall be deemed to have been received on the next Business Day.

                  SECTION 2.06. ING TRIGGER EVENTS. Each of the following events shall constitute an "ING TRIGGER EVENT" within the meaning of this ING Purchase
Agreement:

                  (a) On any Settlement Date, the Default Ratio is greater than 1.5%; or

                  (b) On any Settlement Date, the Delinquency Ratio is greater than 1.5%; or

                  (c) On any Settlement Date, the ING 180 Day Delinquency Ratio is greater than 4.000%.

PROVIDED, THAT, an ING Trigger Event shall be deemed to be cured and no longer continuing if both the Default Ratio and the Delinquency Ratio are less than or equal to 1.5% and the ING 180 Day Delinquency Ratio is less than or equal to 4.000%, as computed on each of three consecutive Settlement Dates following an ING Trigger Event, and no other ING Trigger Event or any ING Wind-Down Event has occurred and no ING Amortization Date has occurred, and is continuing.

                  SECTION 2.07.  INCREASED COSTS, CAPITAL ADEQUACY.


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                  (a) If, after the date hereof due to either (i) the
         introduction of or any change in or to the interpretation of any law or regulation by the governmental authority that promulgated or administers compliance with such law or regulation (other than laws or regulations with respect to income taxes) or (ii) the compliance with any guideline or request from any central bank or other governmental authority or similar agency (whether or not having the force of law), and ING's asset-supported financing business, any reserve or deposit or similar requirement shall be imposed, modified or deemed applicable or, any basis of taxation shall be changed or any other condition shall be imposed, and there shall be any increase in the cost to ING of making, funding or maintaining ING Receivables Interest Purchases or in the cost to ING of agreeing to make, fund or maintain ING Receivables Interest Purchases, then the Seller shall from time to time, upon demand by ING by the submission of the certificate described below, but subject to SECTION 5.01, pay to ING additional amounts sufficient to compensate ING for such increased cost. A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Seller by ING (as applicable) shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If ING determines that compliance with any law or regulation or any guideline or request or any written interpretation from any central bank or other governmental authority or similar agency (whether or not having the force of law) which is introduced, implemented or received by ING after the date hereof, affects or would affect capital adequacy or the amount of capital required or expected to be maintained by ING or any corporation controlling ING and that the amount of such capital is increased by or based upon this ING Purchase Agreement or has or would have the effect of reducing the rate of return on capital, then, upon demand by ING by the submission of the certificate described below, the Seller shall pay to ING, from time to time as specified by ING, additional amounts sufficient to compensate ING or such corporation in the light of such circumstances, to the extent that ING reasonably determines such increase in capital to be allocable to the ING Receivables Interest Purchases or the existence of this ING Purchase Agreement in respect of or on account of such events. A certificate setting forth in reasonable detail such amounts submitted to the Seller by ING shall be conclusive and binding for all purposes, absent manifest error.

                  (c) All amounts payable pursuant to this SECTION 2.07 shall be subject to the provisions of SECTION 5.01.

                  SECTION 2.08. TAXES. (a) All payments made by the Seller under this ING Purchase Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority having taxing authority, excluding net income taxes and franchise taxes (imposed in lieu of income taxes) imposed on ING, as a result of any present or former connection between the jurisdiction of the government or taxing authority imposing such tax or any political subdivision or taxing authority thereof or therein and ING (excluding a connection arising solely from ING having executed, delivered or performed its obligations or received a payment under, or enforced, this ING Purchase Agreement) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "TAXES"). If


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any Taxes are required to be withheld from any amounts payable by the Seller,
(i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.08), ING (as applicable) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller shall make such deductions, and (iii) the Seller shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Seller agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this ING Purchase Agreement (hereinafter "OTHER TAXES").

                  (c) The Seller will indemnify ING for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this SECTION 2.08) paid by ING and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Whenever any Taxes or other Taxes are payable by the Seller, as promptly as possible thereafter, the Seller shall send to ING a certified copy of an original official receipt received by the Seller showing payment thereof. If the Seller fails to pay any Taxes or other Taxes when due to the appropriate taxing authority or fails to remit to ING the required receipts or other required documentary evidence, the Seller shall indemnify ING for any incremental Taxes, interest or penalties that ING is legally required to pay as a result of any such failure. The agreements in this subsection shall survive the termination of this ING Purchase Agreement.

                  (d) All amounts payable pursuant to this SECTION 2.08 shall be subject to the provisions of SECTION 5.01.

                  SECTION 2.09. FEES. In further consideration of the ING Receivables Interest Purchases to be made hereunder, the Seller agrees, subject to SECTION 5.01, to pay to the ING all fees specified in the ING Fee Letter dated as of August 5, 2002, which fees will be due and payable at the times and in the manner set forth in such ING Fee Letter.

                  SECTION 2.10. (a) HEDGING REQUIREMENTS. At any time on or after the Designated Termination Date, ING shall have the right to withdraw any amounts on deposit in the Reserve Account and to enter into an interest rate cap agreement (a "Hedge Agreement") with a financial institution (the "Swap Counterparty") with a short term rating of at least "A-1+" from Standard & Poor's Ratings Group (or "A-1" if such institution has a long term credit rating of "AA" or higher) and "P-1" from Moody's Investors Services Inc., and otherwise reasonably acceptable to ING. At any time, unless otherwise agreed to by ING in its sole discretion, the Hedge Agreement must have a notional balance not less than the amount of ING Capital outstanding and require such Counterparty to make payments when the One-Month Libor rate exceeds 8.0% and shall otherwise be in form and substance satisfactory to the Agent.


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                  (b) RESERVE ACCOUNT. In order to fund the Hedge Agreement, ING shall establish an account (the "Reserve Account") for the benefit of the ING. On the Closing Date, ING shall cause to be deposited in the Reserve Account the amount of $262,968 from the proceeds of the initial ING Receivables Interest Purchase. The Reserve Account shall be established at the corporate trust department of a commercial bank reasonably satisfactory to ING, bearing the following designation: "ING Receivables Interest Reserve Account, for the benefit of ING Capital LLC". Until all of the ING Obligations have bee paid in full, ING shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. Amounts on deposit in the Reserve Account shall be invested in any no-load money market fund rated (including money market funds managed or advised by ING) in the highest short-term rating category or equivalent highest long-term rating category by the Rating Agency. On each ING Receivables Interest Purchase Date and three Business Days prior to each Settlement Date, ING shall estimate the cost of purchasing a Hedge Agreement. If such cost multiplied by 1.25 (the "Required Reserve Amount") is greater than the amount then on deposit in the Reserve Account, ING shall deposit such difference (the "Required Deposit") from the proceeds of any ING Receivables Interest Purchase (if such date is an ING Receivables Interest Purchase Date) or from any amount available on the related Payment Date pursuant to clause (iii) of Section 2.04 hereof
         (in excess of any other ING Obligations due and payable on such Payment
         Date). Any amounts on deposit in the Reserve Account in excess of the Required Reserve Amount shall be withdrawn by ING and disbursed to the Seller. Upon the payment in full of all ING Obligations, ING shall withdraw any amounts on deposit in the Reserve Account and disburse such amounts to the Seller.

                                   ARTICLE III

                             CONDITIONS OF PURCHASES

                  SECTION 3.01. CONDITIONS PRECEDENT TO INITIAL ING RECEIVABLES INTEREST PURCHASE. The agreement of ING to make an ING Receivables Interest Purchase on the occasion of the first ING Receivables Interest Purchase after the date hereof is subject to satisfaction of the following conditions precedent:

                  (a) ING shall have received, on or before the initial ING Receivables Interest Purchase Date, all of the following, each fully executed and in form and substance satisfactory to ING:

                  (i)      This ING Purchase Agreement;

                  (ii)     The Triple-A Purchase Agreement;

                  (iii) The Master Amendment and Waiver dated as of the date hereof, by and among the Seller, Triple-A and CapMac;

                  (iv) A copy of the resolutions of the Board of Managers of the Seller and a copy of the resolutions of the Board of Directors of Triple-A approving this ING Purchase Agreement and all other documents and instruments to be delivered hereunder


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         or thereunder by the Seller and Triple-A, certified by its Manager,
         Secretary or Assistant Secretary;

                  (v) A certificate of the Manager, Secretary or an Assistant Secretary of the Seller and Triple-A certifying (A) the names and true signatures of the officers of the Seller and Triple-A authorized to sign this ING Purchase Agreement and the other documents and instruments to be delivered by the Seller pursuant hereto and thereto;

                  (vi) The Certificates of Incorporation of Triple-A and the Certificate of Formation of the Seller, each certified by the Secretary of State of Delaware;

                  (vii) Good Standing Certificates for the Seller and Triple-A issued by the Secretaries of the States of Delaware and Massachusetts;

                  (viii) Such amendments, if any, to the UCC-1 Financing Statements filed against Originator and Seller as ING may reasonably request in connection with this ING Purchase Agreement and the amendments to the Triple-A Purchase Agreement;

                  (ix) UCC-1 Financing Statement field against Triple-A;

                  (x) Reliance letters with respect to opinions of counsel issued in connection with the execution of the Triple-A Purchase Agreement;

                  (xi) Opinions of counsel to the Seller and the Servicer regarding corporate matters, and enforceability under this ING Purchase Agreement and the Triple-A Purchase Agreement;

                  (xii) An Officer's Certificates in the form of EXHIBIT B, executed by the Manager, President or the Treasurer of the Seller regarding no defaults under Triple-A Purchase Agreement; and

                  (xiii) ING Fee Letter executed by Seller;

                  (b) All fees and expenses due and owing as of the initial Receivables Purchase Date under the ING Fee Letter shall have been paid;

                  (c) ING shall have received an ING Sale Notice from the Seller requesting that ING Purchase all ING Receivables Interests with respect to Receivables currently purchased under the Triple-A Purchase Agreement; and

                  (d) ING shall have received such other approvals or documents as it may reasonably request.

                  SECTION 3.02. CONDITIONS PRECEDENT TO EACH ING RECEIVABLES INTEREST PURCHASE. The agreement of ING to make an ING Receivables Interest Purchase on the occasion of each ING Receivables Interest Purchase Date (including the initial ING Receivables Interest Purchase) shall be subject (a) to ING's receipt from the Seller and/or the Servicer of (i) a Settlement Statement for the most recent calendar month then ended, (ii) a notice from the


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Custodian in substantially the form of Exhibit A to the Custodial Agreement confirming that the Custodian has received the Contract Files required to be delivered to it pursuant to SECTION 6.04(b) of the Triple-A Purchase Agreement and (iii) such other approvals or documents from the Seller and the Servicer as ING may reasonably request and (b) to the condition precedent that on the ING Receivables Interest Purchase Date of such ING Receivables Interest Purchase, before and after giving effect to such ING Receivables Interest Purchase and to the application of the proceeds therefrom, the following statements shall be true (and each of the giving of the applicable ING Sale Notice and the acceptance by the Seller of the proceeds of such ING Receivables Interest Purchase shall constitute a representation and warranty by the Seller that on the ING Receivables Interest Purchase Date of such ING Receivables Interest Purchase, before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

                  (i) the representations and warranties contained in Article IV of the Triple-A Purchase Agreement and all representations and warranties of the Originator in the Purchase Agreement are true and accurate as of the ING Receivables Interest Purchase Date in all material respects with the same force and effect as though such representations and warranties had been made as of such time;

                  (ii) no event has occurred and is continuing, or would result from such ING Receivables Interest Purchase, which constitutes an ING Wind-Down Event, an ING Trigger Event, an ING Amortization Date or an Unmatured Wind-Down Event;

                  (iii) the outstanding amount of all ING Capital after giving effect to such ING Receivables Interest Purchase shall be equal to or less than the ING Capital Limit and the outstanding amount of all Combined Capital after giving effect to such ING Receivables Interest Purchase shall be equal to or less than the Combined Capital Limit; and

                  (iv) the proceeds of such ING Receivables Interest Purchase shall be used (A) to fund a Purchase of Transferred Assets under the Purchase Agreement to occur simultaneously with such ING Receivables Interest Purchase, and all conditions to such Purchase under the Purchase Agreement on such date have been satisfied or waived or (B) as a partial prepayment of the Deferred Purchase Price of Receivables previously purchased by Triple-A pursuant to the terms of the Triple-A Purchase Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to ING that:

                  (a) DUE INCORPORATION AND GOOD STANDING. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Seller is duly qualified to do business as a foreign limited liability company and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified or where the ownership of its properties or the nature of its activities makes such qualification necessary, except where the failure to be


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         so qualified would not materially adversely affect (i) the collectibility of the Purchased Assets, (ii) the collectibility of any Receivable, (iii) the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Seller or (iv) the ability of the Seller to perform its obligations hereunder and under the other Facility Documents to which it is a party.

                  (b) Due Authorization and No Conflict. The execution, delivery and performance by the Seller of this ING Purchase Agreement and the transactions contemplated hereby and thereby are within the Seller's company powers, have been duly authorized by all necessary company action, do not contravene (i) the Seller's certificate of formation or limited liability company agreement, (ii) any law, rule or regulation applicable to the Seller, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Seller or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Seller or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This ING Purchase Agreement has been duly executed and delivered on behalf of the Seller.

                  (c) GOVERNMENTAL AND OTHER CONSENTS. No authorization, consent, approval or other action by, and no registration, qualification, designation, declaration, notice to or filing with, any governmental authority or other Person is or will be necessary in connection with the execution and delivery of this ING Purchase Agreement or any of the other documents contemplated hereby, consummation of the transactions herein or therein contemplated, or performance of or compliance with the terms and conditions hereof or thereof, to ensure the legality, validity or enforceability hereof or thereof.

                  (d) ENFORCEABILITY OF FACILITY DOCUMENTS. This ING Purchase Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws relating to or affecting creditors' rights generally and by equitable principles.

                  (e) NO LITIGATION. There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of the Seller, threatened against or affecting the Seller or any property or rights of the Seller which purport to challenge the legality, validity or enforceability of this ING Purchase Agreement or which may materially impair the ability of the Seller to carry on business substantially as now being conducted or which may materially adversely affect the condition (financial or otherwise), operations or properties of the Seller.

                  (f) SOLVENCY. The Seller, both prior to and after giving effect to the initial ING Receivables Interest Purchase on the initial ING Receivables Interest Purchase Date, and after giving effect to each subsequent ING Receivables Interest Purchase, (i) is not "insolvent" (as such term is defined in Section 101(31)(A) of the Bankruptcy Code);
         (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

                                    ARTICLE V

                              INTERCREDITOR ISSUES

                  SECTION 5.01.  PRIORITY OF PAYMENTS.

                  (a) Until the Collection Date, the ING Obligations are hereby, and shall continue to be, subject and subordinate in priority and payment to the Obligations, as set forth under SECTION 6.11 of the Triple-A Purchase Agreement, PROVIDED, however, that Triple-A and the Seller shall not amend SECTION 6.11 of the Triple-A Purchase Agreement to change the priority of payment of the ING Yield or other ING Obligations without the prior written consent of ING. Subject to the provisions set forth in SECTION 6.11 of the Triple-A Purchase Agreement, no payment shall be made with respect to any Collections on account of the ING Obligations, and ING shall not take or receive any Collections, directly or indirectly, in cash or other property or by setoff or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the ING Obligations, unless and until the Collection Date has occurred. Notwithstanding any provision in any other section of this ING Purchase Agreement to the contrary, ING hereby acknowledges and agrees that the Seller's payment obligations under this Agreement shall be without recourse to the Seller or the Purchased Assets except to the extent of funds or other proceeds thereof which may be allocated for payment thereof in accordance with the provisions of SECTION 6.11 of the Triple-A Purchase Agreement, and shall be without recourse to Triple-A or any of its assets except to the extent of the proceeds of the Purchased Assets which may be so allocated as set forth above. Unless and until such funds or other proceeds are available to pay any such amount, any ING Obligations shall not be payable until the earliest date on which proceedings of the type described in SECTION 5.01(c) could be initiated against the Seller pursuant to such Section.

                  (b) If ING shall receive any cash distributions in respect of any Collections in excess of what ING is entitled to pursuant to
         SECTION 6.11 of the Triple-A Purchase Agreement, ING shall hold the same in trust, as trustee, for the benefit of Triple-A and shall promptly deliver the same to or at the direction of Triple-A in precisely the form received (except for the endorsement or assignment thereof by ING) without recourse or warranty.

                  (c) Until ninety-one days after the Collection Date, ING hereby covenants and agrees that it will not take any Enforcement Action or, without the prior written consent of the Collateral Agent, otherwise acquiesce, petition or otherwise invoke or cause any other person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against the Seller, under the Bankruptcy Code or any state Bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of the Seller. ING hereby appoints the Collateral Agent as its agent, and grants to the Collateral Agent an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to ING in connection with any case by or against the Seller under the Bankruptcy Code, or any state bankruptcy, insolvency or similar law, including without limitation, the right to vote to accept or reject a plan, to file a claim, to make any election under Section 1111(b) of the Bankruptcy Code with respect to the ING Receivable Interests and to file a motion to modify the automatic stay with respect to the Purchased Assets.

                  (d) ING covenants and agrees that it will not institute against Triple-A, or join any other Person in instituting against Triple-A, any Insolvency Proceeding under bankruptcy law or under any similar federal or state law.

                  SECTION 5.02. ING ACKNOWLEDGEMENT. (a) ING acknowledges that:
(i) ING has, independently and without reliance upon Triple-A, the Administrative Agent, the Collateral Agent, the Surety or MBIA (collectively, the "MBIA PARTIES"), and based on such documents and information as ING has deemed appropriate, made ING's own credit analysis and decision to purchase the ING Receivables Interests and ING accepts responsibility therefor; (ii) none of the MBIA Parties has provided ING, and ING has not relied on or used in any other way, any credit analysis of the ING Receivable Interests prepared by any MBIA Party or an investigation or assessment of risk with respect to the ING Receivable Interests prepared by any MBIA Party, and (iii) any information provided to ING by any MBIA Party regarding the ING Receivable Interests is provided without any warranty or representation, express or implied, as to its accuracy or completeness and is subject to independent verification by ING.

                  (b) ING hereby acknowledges that no MBIA Party has made any representations or warranties with respect to the ING Receivable Interests and no MBIA Party shall have any responsibility for (i) the collectibility of the ING Receivable Interests, (ii) the validity, enforceability or legal effect of any of the ING Receivable Interests, (iii) the validity, sufficiency or effectiveness of the lien created or to be created by the ING Receivable Interests, or (iv) the financial condition of the Originator or the Seller. ING assumes all risk or loss in connection with ING Receivable Interests, from the failure or refusal of the Obligors to pay amounts due thereon, and defaults by the Obligors to pay amounts due thereon, and defaults by the Obligors under the underlying document or the enforceability of any of the underlying documents for reasons other than gross negligence or willful misconduct by any MBIA Party. ING hereby agrees to the appointment of CapMAC as Collateral Agent and Administrative Agent under the Triple-A Purchase Agreement and further acknowledges that (i) it has no right, title or interest in or to any of the Surety Bonds or the rights and remedies of any MBIA Parties under the Insurance Agreement; (ii) the Administrative Agent is solely an agent for Triple-A and has no duties or obligations on behalf of Triple-A to ING except as otherwise expressly provided herein; and (iii) the duties of the Collateral Agent set forth in the Triple-A Purchase Agreement are limited as set forth therein.

                  SECTION 5.03. NO CREATION OF A PARTNERSHIP OR EXCLUSIVE PURCHASE RIGHT. Nothing contained in this ING Purchase Agreement, and no action taken pursuant hereto, shall be deemed to constitute the arrangement between any MBIA Party and ING a partnership, association, joint venture or other entity. Triple-A shall have no obligation whatsoever to offer to ING the opportunity to purchase any ING Receivable Interests. ING shall have no obligation whatsoever to purchase from Triple-A any ING Receivable Interests.

                  SECTION 5.04. ASSIGNMENT OF RIGHTS. If the Collection Date has occurred, but the Combined Collection Date has not occurred, Triple-A and the Collateral Agent shall, at the request of ING, assign all of their rights in the Triple-A Purchase Agreement and the other ING Facility Documents to ING. Such assignment shall be without recourse, representation or warranty of any kind other than that such assigned rights are not subject to any lien created by Triple-A and/or the Collateral Agent and shall not include any rights or remedies which relate solely to such parties' rights under the Surety Bonds and/or the Insurance Agreement and ING shall agree, as a condition precedent to such assignment, to release the MBIA Parties from any and all claims and obligations of such parties arising in connection with the Triple-A Purchase Agreement and/or this ING Purchase Agreement.

                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

                  SECTION 6.01. DESIGNATION OF SERVICER. ING acknowledges and agrees that the servicing, administering and collection of the Purchased Receivables and the other Purchased Assets shall be conducted by the Servicer designated by the Collateral Agent from time to time in accordance with SECTION
6.01 of the Triple-A Purchase Agreement.

                  SECTION 6.02. BACK-UP SERVICER. (a) The parties hereby appoint BNY ASSET SOLUTIONS LLC, to act as Back-up Servicer with respect to the Purchased Receivables and the other Purchased Assets.

                  (b) The Back-up Servicer, prior to becoming the successor Servicer, shall perform the following duties and obligations:

                  (i) On or prior to the fifth Business Day prior to each related Settlement Date, the Back-up Servicer shall review the summary and settlement report worksheets contained in the Settlement Report and will verify that the correct balances have been inserted based solely on the formulas contained in the Settlement Report. The Back-up Servicer shall not be required to review or verify any other information contained in the Settlement Report. The Back-up Servicer shall notify the Servicer in writing of any disagreements with the summary and settlement worksheet in the Settlement Date based on such review not later than the 2nd Business Day preceding the related Settlement Date to the extent such Settlement Report was received on or prior to the fifth Business Day prior to the related Settlement Date and as soon as practicable if it is received after such date.

                  (ii) If the Servicer disagrees with the notice provided under paragraph (i) above by the Back-up Servicer or if the Servicer has not reconciled such discrepancy, the Back-up Servicer agrees to confer with the Servicer to resolve such disagreement as promptly as practicable and shall settle such discrepancy with the Servicer if possible, and notify Triple-A, the Collateral Agent and ING in writing of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense with the Back-up Servicer in reconciling any discrepancies therein. If after the notification provided under paragraph (i) above by the Back-up Servicer and prior to the related Settlement Date, such discrepancy is not resolved, the Back-up Servicer shall promptly notify in writing Triple-A, the Collateral Agent and ING of the continued existence of such discrepancy. Following receipt of such notice by the Triple-A, the Collateral Agent and ING, the Servicer shall deliver to the Back-up Servicer no later than two Business Days after such receipt, a certificate describing the nature and amount of such discrepancy and the actions the Servicer proposes to take with respect thereto.

                  (b) In the event that the Back-up Servicer shall become the Servicer under the Triple-A Purchase Agreement, the Back-up Servicer shall service and administer the Purchased Receivables and the other Purchased Assets and perform all of its duties thereunder in accordance with customary and usual procedures employed by institutions servicing commercial loans, which institutions are considered prudent by the Back-up Servicer, and in accordance with the Back-up Servicer's own customary practices, or if a higher standard, the highest degree of skill and attention that the Back-up Servicer exercises with respect to contracts comparable to the Contracts that the Back-up Servicer services for itself.

                  (c) The Back-up Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement and the Triple-A Purchase Agreement if the Back-up Servicer shall become the Servicer, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Back-up Servicer hereunder. Without limiting the generality of the foregoing, the Back-up Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Back-up Servicer shall have no liability for any act or omission of the Servicer. Neither the Back-up Servicer nor any of its members, managers, officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses which result from the gross negligence or willful misconduct of it or them.

                  SECTION 6.03. BACK-UP SERVICING FEE. On each Settlement Date, as full compensation for its servicing activities hereunder, the Back-up Servicer shall be entitled to receive a fee (the "BACK-UP SERVICING FEE") in an amount equal to 0.04% TIMES the Outstanding Balance of the Purchased Receivables as of the last day of the prior calendar month TIMES one-twelfth, PROVIDED, THAT, if the Back-up Servicer is also the Servicer under the Triple-A Purchase Agreement, the Back-up Servicing Fee hereunder shall be deemed paid to the extent of any payment by the Seller of the "Servicing Fee" specified and defined in the Triple-A Purchase Agreement.

                  SECTION 6.04. INDEMNITY FOR LIABILITY CLAIMS. The Seller hereby agrees to indemnify, defend and hold harmless the Back-up Servicer (which shall include any of its directors, employees, officers and agents) against and from any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the Triple-A Purchase Agreement or this ING Purchase Agreement. The Back-up Servicer shall not be entitled to any indemnification for any costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the willful misconduct or gross negligence of the Back-up Servicer or its directors, employees, officers or agents.

                                   ARTICLE VII

                         ING WIND-DOWN EVENTS; REMEDIES

                  SECTION 7.01. ING WIND-DOWN EVENTS. Each of the following events shall constitute an "ING WIND-DOWN EVENT" within the meaning of this ING Purchase Agreement:

                  (a) The occurrence of any Event of Termination under the Purchase Agreement or any "Wind-Down Event" under the Triple-A Purchase Agreement; or

                  (b) The Seller shall fail to perform or observe any term, covenant or agreement contained in this ING Purchase Agreement and any such failure shall remain unremedied for five Business Days after written notice from ING; or

                  (c) As of the close of business on any Settlement Date or ING Receivables Interest Purchase Date, the ING Capital Limit shall be less than the aggregate outstanding ING Capital; or

                  (d) There shall have occurred, since the initial ING Receivables Interest Purchase Date, a material adverse change in the financial condition of the Seller or there shall have occurred any event which materially and adversely affects the collectibility or the Receivables generally or the ability of the Seller to perform hereunder or under the Triple-A Purchase Agreement; or

                  (e) ING Capital shall not have been reduced to zero pursuant to SECTION 2.03 (b) hereof within one Business Day of the consummation of any sale referred to in such section; or

                  (f) ING shall determine that continuation of this ING Purchase Agreement without exercise of remedies under Section 7.02 will impose a material adverse regulatory impact on ING.

                  SECTION 7.02. REMEDIES. Subject to ARTICLE V hereof, during the existence of an ING Wind-Down Event, ING may, by written notice to the Seller, take any or all of the following actions, at the same or different times: (a) declare the ING Obligations to be immediately due and payable; (b) pursue any other remedy under this ING Purchase Agreement and (c) exercise any rights and remedies of a secured party under Article 9 of the UCC, which rights and remedies shall be cumulative to those provided for under this ING Purchase Agreement; PROVIDED, that, unless and until the Collection Date has occurred, all payments from the Seller owing to ING hereunder shall be paid to the Administrative Agent for distribution in accordance with SECTION 6.11 of the Triple-A Purchase Agreement and ING's recourse to the Purchased Assets and any other assets of the Seller shall be limited in accordance with ARTICLE V. From and after the occurrence of the Collection Date and the assignment of rights contemplated under SECTION 5.04, ING may exercise any remedies available to Triple-A or the Collateral Agent under the Triple-A Purchase Agreement and the other ING Facility Documents.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. AMENDMENTS, ETC. No amendment to or waiver of any provision of this ING Purchase Agreement, shall in any event be effective unless the same shall be in writing and signed by the parties hereto. This ING Purchase Agreement, together with the Triple-A Purchase Agreement, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

                  SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or, in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid, except that notices and communications pursuant to Article II shall not be effective until received.

                  SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of ING, Triple-A, the Collateral Agent or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04. BINDING EFFECT; ASSIGNABILITY. This ING Purchase Agreement shall be binding upon and inure to the benefit of the Seller, ING, Triple-A, the Collateral Agent and the Administrative Agent their respective successors and permitted assigns (which successors of the Seller shall include a trustee in bankruptcy). The Seller may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of ING, Triple-A and the Collateral Agent. Each of Triple-A and ING may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Seller. Without limiting the foregoing, the Seller and Triple-A hereby acknowledges that ING may sell or participate all or an interest in the ING Receivables Interest to one or more parties. This ING Purchase Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Combined Collection Date shall occur.

                  SECTION 8.05. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS ING PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE COLLATERAL AGENT IN THE COLLATERAL OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THE SELLER HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE SELLER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID, OR, AT THE OPTION OF EITHER TRIPLE-A OR ING, BY SERVICE UPON CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, WHICH THE SELLER HEREBY IRREVOCABLY APPOINTS AS ITS AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS. THE SELLER HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE SELLER AND TRIPLE-A AND/OR THE ING ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS ING PURCHASE AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, THE SELLER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 8.05 SHALL AFFECT THE RIGHT OF TRIPLE-A OR ING TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF TRIPLE-A OR ING TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  SECTION 8.06. COSTS, EXPENSES AND TAXES. (a) The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this ING Purchase Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Triple-A, ING and the Collateral Agent with respect thereto and with respect to advising Triple-A, ING and the Collateral Agent as to its rights and remedies under this ING Purchase Agreement or the ING Purchase Agreement, and the other agreements executed pursuant hereto and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this ING Purchase Agreement and the other agreements and documents to be delivered hereunder.

                  (a) In addition, the Seller shall pay any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this ING Purchase Agreement, the ING Purchase Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify the Collateral Agent, Triple-A, ING and their respective assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                  (b) All payments owing from the Seller under this SECTION 8.06 shall be subject to the provisions of SECTION 5.01.

                  SECTION 8.07. EXECUTION IN COUNTERPARTS; SEVERABILITY. This ING Purchase Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this ING Purchase Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties below have caused this ING Purchase Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

                                   HPSC BRAVO FUNDING, LLC, as Seller


                                   By:   /s/ Rene Lefebvre
                                         ---------------------------
                                         Title:  Manager

                                   Address:  Sixty State Street
                                             35th Floor
                                             Boston, MA  02109-1803
                                             Attn:  President
                                   Telephone:  (617) 720-7251
                                   Telecopy:    (617) 720-7272


                                   HPSC, INC., as Servicer


                                   By:   /s/ John W. Everets
                                         ---------------------------
                                        Title: Chairman and Chief Executive
                                               Officer

                                   Address:  Sixty State Street
                                             35th Floor
                                             Boston, MA  02109-1803
                                             Attn:  Vice President, Finance
                                   Telephone:
                                    Telecopy:

                                   TRIPLE-A ONE FUNDING CORPORATION

                                   By:  CAPITAL MARKETS ASSURANCE
                                        CORPORATION, its Attorney-in-Fact

                                   By:   /s/ Richard Langberg
                                         ---------------------------
                                         Title:  Director

                                   Address:  113 King Street
                                             Armonk, New York  10504
                                             Attn:  Head of Exposure Management
                                   Telephone: (914) 273-4545
                                   Telecopy:  (914) 765-3810


                                   ING CAPITAL LLC


                                   By:   /s/ Andrew Yuder
                                         ---------------------------

                                         Title: Managing Director

                                   Address:  1325 Avenue of the Americas
                                             New York, New York  10019
                                             Attn:  Michelle LoVuolo
                                   Telephone: (646) 424-6827
                                   Telecopy:  (646) 424-6251

                                       CAPITAL MARKETS ASSURANCE CORPORATION, as
                                       Administrative Agent and Collateral Agent

                                       By:   /s/ Richard Langberg
                                             ---------------------------
                                       Title:  Vice-President
                                       Address:  113 King Street
                                                 Armonk, New York  10504
                                                 Attn:  Head of Exposure
                                                        Management
                                       Telephone: (914) 273-4545
                                       Telecopy:  (914) 765-3810


                                       BNY ASSET SOLUTIONS LLC, as Back-up
                                       Servicer

                                       By:   /s/ Michael F. Cocanougher
                                             ---------------------------

                                       Title: Managing Director
                                       Address: 600 East Las Colinas Boulevard
                                                Suite 1300
                                                Irving, Texas, 75039
                                                Attn:  Risk Management
                                       Telephone: (972) 401-8500
                                       Telecopy:  (972) 401-8559

                     RECEIVABLES INTEREST PURCHASE AGREEMENT

                           Dated as of August 5, 2002

                                      among

                            HPSC BRAVO FUNDING, LLC,

                                   HPSC, INC.

                        TRIPLE-A ONE FUNDING CORPORATION

                                       and

                                 ING CAPITAL LLC

                                       and

                             BNY ASSET SOLUTIONS LLC

                                       as

                                Back-Up Servicer

                                       and

                      CAPITAL MARKETS ASSURANCE CORPORATION

                  as Administrative Agent and Collateral Agent

                                TABLE OF CONTENTS

ARTICLE I.........................................................................................................1

DEFINITIONS.......................................................................................................1

   SECTION 1.01.  CERTAIN DEFINITIONS.............................................................................1

   SECTION 1.02.  ACCOUNTING TERMS................................................................................1

   SECTION 1.03.  OTHER TERMS.....................................................................................2

   SECTION 1.04.  COMPUTATION OF TIME PERIODS.....................................................................2

ARTICLE II........................................................................................................2

AMOUNT AND TERMS OF THE PURCHASES.................................................................................2

   SECTION 2.01.  RECEIVABLES PURCHASE FACILITY...................................................................2

   SECTION 2.02.  MAKING PURCHASES OF RECEIVABLES INTERESTS.......................................................2

   SECTION 2.03.  REDUCTION OF ING CAPITAL........................................................................3

   SECTION 2.04.  PAYMENT DATE ALLOCATIONS........................................................................4

   SECTION 2.05.  PAYMENTS AND COMPUTATIONS, ETC..................................................................4

   SECTION 2.06.  ING TRIGGER EVENTS..............................................................................4

   SECTION 2.07.  INCREASED COSTS, CAPITAL ADEQUACY...............................................................4

   SECTION 2.08.  TAXES...........................................................................................5

   SECTION 2.09.  FEES............................................................................................6

   SECTION 2.10.  (a) HEDGING REQUIREMENTS........................................................................6

ARTICLE III.......................................................................................................7

CONDITIONS OF PURCHASES...........................................................................................7

   SECTION 3.01.  CONDITIONS PRECEDENT TO INITIAL ING RECEIVABLES INTEREST PURCHASE...............................7

   SECTION 3.02.  CONDITIONS PRECEDENT TO EACH ING RECEIVABLES INTEREST PURCHASE..................................8

ARTICLE IV........................................................................................................9

REPRESENTATIONS AND WARRANTIES....................................................................................9

   SECTION 4.01.  REPRESENTATIONS AND WARRANTIES OF THE SELLER....................................................9

ARTICLE V........................................................................................................11

INTERCREDITOR ISSUES.............................................................................................11

   SECTION 5.01.  AFFIRMATIVE COVENANTS OF THE SELLER............................................................11

   SECTION 5.02.  ING ACKNOWLEDGEMENT............................................................................12

   SECTION 5.03.  NO CREATION OF A PARTNERSHIP OR EXCLUSIVE PURCHASE RIGHT.......................................12

   SECTION 5.04.  ASSIGNMENT OF RIGHTS...........................................................................13

ARTICLE VI.......................................................................................................13

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ADMINISTRATION AND COLLECTION....................................................................................13

   SECTION 6.01.  DESIGNATION OF SERVICER........................................................................13

   SECTION 6.02.  BACK-UP SERVICER...............................................................................13

   SECTION 6.03.  BACK-UP SERVICING FEE..........................................................................14

   SECTION 6.04.  INDEMNITY FOR LIABILITY CLAIMS.................................................................14

ARTICLE VII......................................................................................................15

ING WIND-DOWN EVENTS; REMEDIES...................................................................................15

   SECTION 7.01.  WIND-DOWN EVENTS...............................................................................15

   SECTION 7.02.  REMEDIES.......................................................................................15

ARTICLE VIII.....................................................................................................16

MISCELLANEOUS....................................................................................................16

   SECTION 8.01.  AMENDMENTS, ETC................................................................................16

   SECTION 8.02.  NOTICES, ETC...................................................................................16

   SECTION 8.03.  NO WAIVER; REMEDIES............................................................................16

   SECTION 8.04.  BINDING EFFECT; ASSIGNABILITY..................................................................16

   SECTION 8.05.  GOVERNING LAW; WAIVER OF JURY TRIAL............................................................17

   SECTION 8.06.  COSTS, EXPENSES AND TAXES......................................................................17

   SECTION 8.07.  EXECUTION IN COUNTERPARTS; SEVERABILITY........................................................18
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                                   APPENDICES

                           APPENDIX A DEFINITIONS LIST

                                LIST OF EXHIBITS

EXHIBIT A                  Form of Sale Notice

EXHIBIT B                  Form of Officer's Certificate